Exhibit 99.1

Restated Financial Information
The Company is furnishing herein amended and updated Tables 1 through 7 of the Earnings Release (with the amended information identified by a “^”), which supersede entirely the corresponding tables included in the Earnings Release. Tables 8 and 9 were not impacted by the restatements.

Table 1
R1 RCM Inc.
Consolidated Balance Sheets
(In millions)
	(Unaudited)
	September 30,		December 31,
	2023		2022
			(As Restated)
Assets
Current assets:
Cash and cash equivalents	$164.9		$110.1
Accounts receivable, net of $38.1 million and $15.1 million allowance as of September 30, 2023 and December 31, 2022, respectively	248.7	^	235.2
Accounts receivable - related party, net of $0.1 million allowance as of September 30, 2023 and December 31, 2022	23.9		25.0
Current portion of contract assets, net	89.2		83.9
Prepaid expenses and other current assets	112.7		110.3
Total current assets	639.4	^	564.5
Property, equipment and software, net	183.6		164.8
Operating lease right-of-use assets	65.4		80.5
Non-current portion of contract assets, net	37.8		32.0
Non-current portion of deferred contract costs	31.3		26.7
Intangible assets, net	1,362.4		1,514.5
Goodwill	2,629.4	^	2,640.3	^
Deferred tax assets	10.4		10.4
Other assets	80.4		88.1	^
Total assets	$5,040.1	^	$5,121.8	^
Liabilities
Current liabilities:
Accounts payable	$20.1		$33.4
Current portion of customer liabilities	44.4	^	57.5
Current portion of customer liabilities - related party	5.8		7.4
Accrued compensation and benefits	120.7		109.0
Current portion of operating lease liabilities	19.0		18.0
Current portion of long-term debt	67.0		53.9
Accrued expenses and other current liabilities	60.7		70.5	^
Total current liabilities	337.7	^	349.7	^
Non-current portion of customer liabilities	2.9		5.0
Non-current portion of customer liabilities - related party	12.2		13.7
Non-current portion of operating lease liabilities	83.1		94.4
Long-term debt	1,646.0		1,732.6
Deferred tax liabilities	190.7	^	200.8	^
Other non-current liabilities	24.1	^	23.1
Total liabilities	2,296.7	^	2,419.3

Stockholders’ equity:
Common stock	4.4		4.4
Additional paid-in capital	3,180.0		3,123.3	^
Accumulated deficit	(138.1)	^	(140.0)	^
Accumulated other comprehensive loss	(1.7)		(3.4)
Treasury stock	(301.2)		(281.8)
Total stockholders’ equity	2,743.4	^	2,702.5	^
Total liabilities and stockholders’ equity	$5,040.1	^	$5,121.8	^

Table 2
R1 RCM Inc.
Consolidated Statements of Operations (Unaudited)
(In millions, except share and per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022		2023	2022
		(As Restated)			(As Restated)
Net operating fees	$368.0	$323.7	^	$1,086.8	$964.8	^
Incentive fees	30.1	20.8		84.5	80.9
Modular and other	174.7	151.0		507.8	227.4
Net services revenue	572.8	495.5	^	1,679.1	1,273.1	^
Operating expenses:
Cost of services	447.5	403.9	^	1,328.1	1,011.4	^
Selling, general and administrative	54.7	58.3	^	164.3	118.2	^
Other expenses	29.4	28.5	^	87.9	142.5	^
Total operating expenses	531.6	490.7	^	1,580.3	1,272.1	^
Income from operations	41.2	4.8	^	98.8	1.0	^
Net interest expense	32.1	23.7		95.3	35.3
Income (loss) before income tax provision (benefit)	9.1	(18.9)	^	3.5	(34.3)	^
Income tax provision (benefit)	7.8	9.8	^	1.6	(7.6)
Net income (loss)	$1.3	$(28.7)	^	$1.9	$(26.7)	^

Net income (loss) per common share:
Basic	$—	$(0.07)		$—	$(0.08)	^
Diluted	$—	$(0.07)		$—	$(0.08)	^
Weighted average shares used in calculating net income (loss) per common share:
Basic	419,008,998	417,700,782		418,299,910	330,877,880
Diluted	456,364,024	417,700,782		454,837,597	330,877,880

Table 3
R1 RCM Inc.
Consolidated Statements of Cash Flows (Unaudited)
(In millions)

	Nine Months Ended September 30,
	2023		2022
			(As Restated)
Operating activities
Net income (loss)	$1.9		$(26.7)	^
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	205.6		107.8
Amortization of debt issuance costs	4.3		2.2
Share-based compensation	48.9		43.9	^
CoyCo 2 share-based compensation	5.4		3.0
Loss on disposal and right-of-use asset write-downs	10.3		3.9
Provision for credit losses	24.1		10.7
Deferred income taxes	(1.5)		(9.1)
Non-cash lease expense	8.7		10.5
Other	3.6		1.5
Changes in operating assets and liabilities:
Accounts receivable and related party accounts receivable	(36.7)	^	(29.2)	^
Contract assets	(10.0)		(12.8)
Prepaid expenses and other assets	(22.0)		(39.2)	^
Accounts payable	(15.0)		(23.9)
Accrued compensation and benefits	12.0		(71.3)	^
Lease liabilities	(13.4)		(11.4)
Other liabilities	12.9		(3.3)	^
Customer liabilities and customer liabilities - related party	(17.8)	^	3.9	^
Net cash provided by (used in) operating activities	221.3		(39.5)
Investing activities
Purchases of property, equipment, and software	(81.1)		(74.6)
Acquisition of Cloudmed, net of cash acquired	—		(847.7)
Proceeds from disposal of assets	—		0.4
Other	5.5		—
Net cash used in investing activities	(75.6)		(921.9)
Financing activities
Issuance of senior secured debt, net of discount and issuance costs	—		1,016.6
Borrowings on revolver	30.0		30.0
Payment of debt issuance costs	—		(1.0)
Repayment of senior secured debt	(37.1)		(13.1)
Repayments on revolver	(70.0)		(30.0)
Payment of equity issuance costs	—		(2.0)
Exercise of vested stock options	1.3		4.6
Purchase of treasury stock	—		(12.5)
Shares withheld for taxes	(20.0)		(26.9)
Other	5.3		(0.2)
Net cash (used in) provided by financing activities	(90.5)		965.5
Effect of exchange rate changes in cash, cash equivalents and restricted cash	(0.4)		(3.1)
Net increase in cash, cash equivalents and restricted cash	54.8		1.0
Cash, cash equivalents and restricted cash, at beginning of period	110.1		130.1
Cash, cash equivalents and restricted cash, at end of period	$164.9		$131.1

Table 4
R1 RCM Inc.
Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA (Unaudited)
(In millions)

	Three Months Ended September 30,			2023 vs. 2022 Change				Nine Months Ended September 30,			2023 vs. 2022 Change
	2023	2022		Amount		%		2023	2022		Amount		%
Net income (loss)	$1.3	$(28.7)	^	$30.0	^	(105)%	^	$1.9	$(26.7)	^	$28.6	^	(107)%	^
Net interest expense	32.1	23.7		8.4		35%		95.3	35.3		60.0		170%
Income tax provision (benefit)	7.8	9.8	^	(2.0)	^	(20)%	^	1.6	(7.6)		9.2		(121)%
Depreciation and amortization expense	70.8	64.2		6.6		10%		205.6	107.8		97.8		91%
Share-based compensation expense	18.4	22.1	^	(3.7)	^	(17)%	^	48.9	43.9	^	5.0	^	11%	^
CoyCo 2 share-based compensation expense	1.7	3.0		(1.3)		(43)%		5.4	3.0		2.4		80%
Other expenses	29.4	28.5	^	0.9	^	3%	^	87.9	142.5	^	(54.6)	^	(38)%	^
Adjusted EBITDA (non-GAAP)	$161.5	$122.6	^	$38.9	^	32%	^	$446.6	$298.2	^	$148.4	^	50%	^

Table 5
R1 RCM Inc.
Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services (Unaudited)
(In millions)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022		2023	2022
Cost of services	$447.5	$403.9	^	$1,328.1	$1,011.4	^
Less:
Share-based compensation expense	11.9	11.3		30.7	20.7
CoyCo 2 share-based compensation expense	0.5	1.0		1.4	1.0
Depreciation and amortization expense	70.4	63.9		204.6	107.0
Non-GAAP cost of services	$364.7	$327.7	^	$1,091.4	$882.7	^

Table 6
R1 RCM Inc.
Reconciliation of GAAP Selling, General and Administrative to Non-GAAP Selling, General and Administrative (Unaudited)
(In millions)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022		2023	2022
Selling, general and administrative	$54.7	$58.3	^	$164.3	$118.2	^
Less:
Share-based compensation expense	6.5	10.8	^	18.2	23.2	^
CoyCo 2 share-based compensation expense	1.2	2.0		4.0	2.0
Depreciation and amortization expense	0.4	0.3		1.0	0.8
Non-GAAP selling, general and administrative	$46.6	$45.2	^	$141.1	$92.2	^

Table 7
R1 RCM Inc.
Consolidated Non-GAAP Financial Information (Unaudited)
(In millions)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022		2023	2022
Net operating fees	$368.0	$323.7	^	$1,086.8	$964.8	^
Incentive fees	30.1	20.8		84.5	80.9
Modular and other	174.7	151.0		507.8	227.4
Net services revenue	572.8	495.5	^	1,679.1	1,273.1	^

Operating expenses:
Cost of services (non-GAAP)	364.7	327.7	^	1,091.4	882.7	^
Selling, general and administrative (non-GAAP)	46.6	45.2	^	141.1	92.2	^
Sub-total	411.3	372.9	^	1,232.5	974.9	^

Adjusted EBITDA	$161.5	$122.6	^	$446.6	$298.2	^